Exhibit 99.1

Bay View Deposit Corporation Bay View 2005-3 Owner Trust

For Payment Date:	Feb 27, 2006
For Collection Period:	January-06
For Determination Date:	Feb 21, 2006
A. PRINCIPAL BALANCE RECONCILIATION

		Aggregate
		Receivables
	Total # Loans	Balance
(A) ORIGINAL PRINCIPAL BALANCE	9,686	220,107,132.54
(B) BEGINNING BALANCE	9,388	207,867,515.75
(C) COLLECTIONS (Regular Payments / Scheduled Principal)	N/A	3,005,061.82
(D) COLLECTIONS (Principal Payoffs / Prepaid Principal)	151	2,675,499.29
(E) REPURCHASED RECEIVABLES	0	0.00
(F) FULL CHARGE OFFS (Receivable Balance of Defaulted Receivables)	6	128,815.45
(G) PARTIAL CHARGE OFFS (Charged-off portion of Receivable Balance of Defaulted Receivables sold)	N/A	36.85

(H) PRINCIPAL RECEIVABLE BALANCE (as of end of Collection Period)	9,231	202,058,102.34

B. NOTE BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	B	C	D	Total
(A) ORIGINAL NOTE BALANCE	26,600,000.00	73,500,000.00	53,100,000.00	38,270,000.00	8,810,000.00	7,160,000.00	7,160,000.00	214,600,000.00
(B) BEGINNING BALANCE	14,360,382.75	73,500,000.00	53,100,000.00	38,270,000.00	8,810,000.00	7,160,000.00	7,160,000.00	202,360,382.75
(C) PRINCIPAL REDUCTIONS	5,809,413.41	—	—	—	—	—	—	5,809,413.41

(D) ENDING BALANCE	8,550,969.34	73,500,000.00	53,100,000.00	38,270,000.00	8,810,000.00	7,160,000.00	7,160,000.00	196,550,969.34

(E) NOTE FACTOR	32.146501%	100.000000%	100.000000%	100.000000%	100.000000%	100.000000%	100.000000%	91.589454%
C. CERTIFICATE BALANCE RECONCILIATION

Total
(A) ORIGINAL CERTIFICATE BALANCE	5,507,133.00
(B) BEGINNING BALANCE	5,507,133.00
(C) PRINCIPAL REDUCTIONS	0.00

(D) ENDING BALANCE	5,507,133.00

(E) CERTIFICATE FACTOR	100.000000%
D. COLLECTIONS

TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	7,321,187.98
(B) INTEREST WIRED — (Collection account)	27,658.68
(D) ADVANCES	7,330.18
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	51,872.50
(G) RESERVE ACCOUNT WITHDRAWAL	0.00

TOTAL COLLECTIONS	7,408,049.34

E. TRUSTEE DISTRIBUTIONS

TOTAL CASH FLOW	7,408,049.34

(A) INDENTURE TRUSTEE FEE (not to exceed $25,000 per annum)	750.00
(B) UNRECOVERED INTEREST ADVANCES	0.00
(C) SERVICING FEE (DUE AND UNPAID)	173,222.93
(D) STANDBY SERVICING FEE (not to exceed $10,000)	4,330.57
(E) OWNER TRUSTEE FEE (not to exceed $10,000 per annum)	333.33
(F) TRANSITION COST	0.00
(G) INTEREST TO “A-1” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	58,114.37
(H) INTEREST TO “A-2” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	297,675.00
(I) INTEREST TO “A-3” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	217,267.50
(J) INTEREST TO “A-4” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	159,777.25
(K) INTEREST TO “B” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	37,883.00
(L) INTEREST TO “C” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	31,683.00
(M) INTEREST TO “D” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	33,711.67
(N) PRINCIPAL TO “A-1” NOTEHOLDER HOLDERS	5,809,413.41
(O) PRINCIPAL TO “A-2” NOTEHOLDER HOLDERS	0.00
(P) PRINCIPAL TO “A-3” NOTEHOLDER HOLDERS	0.00
(Q) PRINCIPAL TO “A-4” NOTEHOLDER HOLDERS	0.00
(R) PRINCIPAL TO “B” NOTEHOLDER HOLDERS	0.00
(S) PRINCIPAL TO “C” NOTEHOLDER HOLDERS	0.00
(T) PRINCIPAL TO “D” NOTEHOLDER HOLDERS	0.00
(U) RESERVE ACCOUNT (up to the Requisite Amount)	583,887.31
(V) PRINCIPAL TO CERTIFICATE HOLDER	0.00
(W) INTEREST TO CERTIFICATE HOLDER, INCLUDING OVERDUE	0.00
(X) ADDITIONAL UNPAID SERVICING FEE	0.00
(Y) ADDITIONAL UNPAID BACK-UP SERVICER FEE	0.00
(Z) ADDITIONAL UNPAID INDENTURE FEE	0.00
(AA) ADDITIONAL UNPAID OWNER TRUSTEE FEE
(AB) ADVANCE RECOVERY PAYMENTS	0.00

(AC) EXCESS TO RESIDUAL INTEREST HOLDER	0.00

BALANCE	0.00

F. RESERVE ACCOUNT

SPREAD
ACCOUNT
(A) BEGINNING BALANCE	3,016,925.77
(B) ADDITIONS TO RESERVE AMOUNT	583,887.31
(C) INTEREST EARNED	9,186.77
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

(H) ENDING BALANCE	3,609,999.85

(I) REQUIRED BALANCE	3,851,874.82

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

PERFORMANCE DATA
G. CURRENT RECEIVABLES DELINQUENCY

	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60	28	559,893.42
(B) 61-90	14	315,506.38
(C) 91+ days	5	74,331.85

TOTAL	47	949,731.65

Bay View Deposit Corporation Bay View 2005-3 Owner Trust

For Payment Date:	Feb 27, 2006
For Collection Period:	January-06
For Determination Date:	Feb 21, 2006
H. REPOSSESSIONS

	NUMBER	BALANCE
(A) COLLECTION PERIOD REPOSSESSIONS	15	313,317.86
(B) AGGREGATE REPOSSESSIONS	23	485,858.74
(C) UNLIQUIDATED REPOSSESSIONS	16	337,613.21
I. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	949,731.65	202,058,102.34	0.4700%
(B) 1ST PREVIOUS	927,925.19	207,867,515.75	0.4464%
(C) 2ND PREVIOUS	333,554.43	213,729,240.41	0.1561%

(D) THREE MONTH ROLLING AVERAGE	737,070.42	207,884,952.83	0.3575%

J. CUMULATIVE NET LOSS RATE

	BALANCE	BALANCE	Net Loss Rate %
(A) COLLECTION PERIOD CHARGE-OFF RECEIVABLES	128,852.30
(C) LESS: RECOVERIES (current month)	51,872.50
(E) NET LOSSES CURRENT PERIOD	76,979.80
(F) PRIOR PERIOD CUMULATIVE NET LOSSES	17,120.82

(G) CUMULATIVE NET LOSSES (current period)	94,100.62	220,107,132.54	0.04%

K. EXTENSION RATE

	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) PRINCIPAL BALANCE OF RECEIVABLES EXTENDED CURRENT MONTH	80,653.78	202,058,102.34	0.04%
L. LOCKBOX TEST

	AMOUNT	NUMBER
(A) TOTAL PAYMENTS TO THE LOCKBOX (Current Month)	946,367.39	2,736
(B) TOTAL PAYMENTS (Current Month)	7,373,060.48	9,764

(C) LOCKBOX PERCENTAGE PAYMENTS		28.02%

M. WAC-Weighted Average Coupon		8.84
N. WAM-Weighted Average Maturity		71.99

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo
Kevin Rieke		John Okubo
Bay View Acceptance Corp		Bay View Acceptance Corp